SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 29, 2007

                              WINTHROP REALTY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           001-06249                                     34-6513657
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts          02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters

      On May 29, 2007, Winthrop Realty Trust (the "Trust") announced that Lex-Win Acquisition LLC, a joint venture equally owned by WRT Realty L.P., the Trust's wholly-owned operating partnership, and The Lexington Master Limited Partnership, commenced a tender offer to acquire up to 25,000,000 shares of common stock in Wells Real Estate Investment Trust, Inc. at a price per share of $9.00.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Press Release dated May 29, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of May, 2007.

                                              WINTHROP REALTY TRUST


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President

Contact: Beverly Bergman of Winthrop Realty Trust, +1-617-570-4614; or Carol Merriman, VP Investor Relations & Corporate Development of Lexington Realty Trust, +1-212-692-7264, cmerriman@lxp.com

FOR IMMEDIATE RELEASE
May 29, 2007

                LEXINGTON REALTY TRUST AND WINTHROP REALTY TRUST
               COMMENCE TENDER OFFER FOR 25,000,000 COMMON SHARES
                   IN WELLS REAL ESTATE INVESTMENT TRUST, INC.

      NEW YORK, May 29 -- Lexington Realty Trust (NYSE:LXP) and Winthrop Realty Trust (NYSE:FUR) today announced that on May 25, 2007 Lex-Win Acquisition LLC ("Lex-Win"), a joint venture equally owned through each of their respective operating partnerships, commenced a tender offer to acquire up to 25,000,000 shares of common stock in Wells Real Estate Investment Trust, Inc. at a price per share of $9.00. The 25,000,000 shares sought represent approximately 5.2% of the outstanding shares in Wells.

      Lex-Win's offer is scheduled to expire at 5:00 p.m. New York time on June 27, 2007 unless the offer is extended. Lex-Win's offer is being made subject to the terms and conditions set forth in, and solely through its Offer to Purchase, dated May 25, 2007, and the related Letter of Transmittal and any amendments or supplements thereto, and is being made to all holders of shares. Copies of Lex-Win's Offer to Purchase, the related Letter of Transmittal and other tender offer materials may be obtained from Lex-Win's information agent for the offer, MacKenzie Partners, Inc., (212) 929-5500 (call collect), or Toll-Free: (800) 322-2885.

                             -----------------------

This press release is neither an offer to purchase nor a solicitation of an offer to sell shares (as defined below). The offer is made solely by the Offer to Purchase, dated May 25, 2007, and the related Letter of Transmittal and any amendments or supplements thereto, and is being made to all holders of shares. The offer is not being made to (nor will tenders be accepted from or on behalf of) holders of shares in any jurisdiction in which the making of the offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction.